                                                                   EXHIBIT 10.09

                                     LEASE
                                     -----


          THIS LEASE is made as of this 30th day of September, 1997, by and between MONTAGUE OAKS ASSOCIATES PHASE I & II, a California general partnership ("Landlord") and ATMI ECOSYS CORPORATION, a California corporation ("Tenant").

                                  WITNESSETH:

          Landlord leases to Tenant and Tenant leases from Landlord those certain premises outlined in red on Exhibit "A" (the "Premises") commonly known as 655 River Oaks Parkway, San Jose, California, which Landlord and Tenant hereby agree consists of approximately twenty thousand five hundred eighty-two (20,582) square feet in the "Project". As used herein the term Project shall mean and include all of the land described in Exhibit "B" and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

          Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

          1.   Use.  Subject to the restrictions contained in paragraph 6
               ---
hereof, Tenant shall use the Premises for general office, research and development, assembly and manufacturing, warehousing and uses incidental to the foregoing and shall not use or permit the Premises to be used for any other purpose.

          2.   Term.  The term shall be for sixty-five (65) months and twenty-
               ----
three (23) days (unless sooner terminated as hereinafter provided) and, subject to paragraph 3, shall commence on October 1, 1997 ("Commencement Date") and end on March 23, 2003.

          3.   Possession.
               ----------

               (a) If Landlord for any reason cannot deliver possession of the Premises to Tenant by the scheduled Commencement Date set forth in paragraph 2, this lease shall not be void or voidable, Landlord shall not be liable to Tenant for any loss or damage on account thereof and, unless Landlord's failure to deliver possession of the Premises to Tenant by the scheduled commencement date set forth in paragraph 2 is caused by Tenant caused delays, Tenant shall not be liable for rent until Landlord delivers possession of the Premises to Tenant.
If the term commences on a date other than the date specified in paragraph 2 above, then the parties shall immediately execute an amendment to this lease stating the actual date of commencement and the revised expiration date. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2.

          (b) Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord shall not delay the commencement of the term of this lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commissions and fees and legal and other professional fees. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this lease.

     4.   Monthly Rent.
          -------------

          (a)  Basic Rent.  Tenant shall pay to Landlord basic rent for the
               ----------
Premises, in advance commencing as of the Commencement Date of the term, as follows:

                 Lease Months                       Amounts
                 ------------                       -------
     October 1, 1997 through September 30, 1999    $26,756.60
     October 1, 1999 through September 30, 2001    $28,814.80
     October 1, 2001 through September 30, 2002    $30,873.00
     October 1, 2002 through March 31, 2003        $31,902.10

Basic rental shall be paid in monthly installments on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month. Basic rent for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly basic rent per day.

     (b)  Common Area Charges.  In addition to the above basic rent and as
          -------------------
additional rent, Tenant shall pay to Landlord, subject to adjustments and reconciliation as provided in paragraph 16 of this lease, the sum of Three Thousand Seven Hundred Four Dollars and Seventy-six Cents ($3,704.76) on or before the first day of the first full calendar month of the term and on the first day of each and every successive calendar month, said sum representing Tenant's estimated payment of its percentage share of common area charges as provided for in paragraph 16 of this lease. Payment of common area charges for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly payment of common area charges per day.

     (c)  Manner and Place of Payment.  All payments of basic rent and common
          ---------------------------
area charges shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, at the office of Landlord at 3945 Freedom Circle, Suite 640, Santa Clara, California 95054, or to such other person or place as Landlord may from time to time designate in writing.

     (d)  Security Deposit.  Concurrently with Tenant's execution of this lease,
          ----------------
Tenant shall deposit with Landlord the sum of Twenty-six Thousand Seven Hundred Fifty-six Dollars and Sixty Cents ($26,756.60) which sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to, the provisions relating to the payment of basic rent and common area charges, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for the payment of any reasonable amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other actual loss or damage which Landlord may suffer by reason of default. If any portion of said deposit is so used, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant is not in default at the expiration or termination of this lease, the security deposit or any balance thereof shall be returned to Tenant not later than thirty (30) days after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor.

     5.   Intentionally Omitted.
          ---------------------

     6.   Restriction on Use.  Tenant shall not do or permit to be done in or
          ------------------
about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of, or otherwise affect, fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises in any manner that will cause or emit any objectionable odor, noise or light into the adjoining premises or Common Area. Tenant shall not do anything on the Premises that will cause damage to the Project and Tenant shall not overload the floor capacity of the Premises or the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, unreasonably vibrate or shake the Premises. Landlord shall determine in its reasonable business judgment whether such odor, noise, light or vibration is such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the

Premises or the Project except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or where otherwise designated by Landlord; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises. Tenant shall comply with any covenant, condition or restriction ("CC&R's") affecting the Premises.

     7.   Compliance with Laws.  Except as expressly provided in paragraph 8(d),
          --------------------
Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements of federal, state, county, municipal and other governmental authorities, now or hereafter in effect, which shall impose any duty upon Landlord or Tenant with respect to Tenant's use, occupancy or alteration of the Premises, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding any loss of use or other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

     8.   Alterations.
          -----------

          (a) Landlord shall deliver the Premises to Tenant in its "as-is" condition on the Commencement Date. Tenant acknowledges that Landlord shall have no obligation to alter or refurbish the Premises or to construct any improvements or alterations in the Premises for Tenant's benefit. Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, (ii) a valid building permit issued by the appropriate governmental authority if required by law, and (iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body. Notwithstanding the foregoing, Tenant may make alterations to the Premises that are nonstructural and do not affect the electrical, mechanical or heating, ventilation and/or air conditioning systems, at Tenant's sole cost and expense, in an amount not to exceed Ten Thousand Dollars ($10,000.00) per year, without Landlord's prior written consent, but subject to compliance with all the other terms and conditions set forth in this Paragraph 8.

Landlord's consent to any requested alteration shall not create on the part of Landlord or cause Landlord to incur any responsibility or liability for such alteration's compliance with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning (other than movable partitions installed by Tenant), drapery and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the Project in which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of the lease.

     If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval of any contractor or person selected by Tenant for that purpose, which approval shall not be unreasonably withheld or delayed and the same shall be made at such time and in such manner as Landlord may reasonably from time to time designate. If the cost of any alteration will exceed One Hundred Thousand Dollars ($100,000.00), Tenant shall, if required by Landlord, secure at Tenant's cost a completion and lien indemnity bond for such work. Upon Tenant's written request at the time Landlord consents to any alteration as provided herein, Landlord shall notify Tenant whether Landlord requires such alteration to be removed upon the expiration of the term of this Lease. Unless Landlord has notified Tenant otherwise at the time Landlord consents to the alterations, upon the expiration or sooner termination of the term, Landlord may, at Landlord's sole option, require Tenant, at Tenant's sole cost and expense, to promptly both remove such alterations made by Tenant and repair any damage to the Premises caused by such removal, and restore the Premises to the condition that existed prior to such alteration in accordance with all applicable laws, statutes, building codes, and regulations in effect as of the date of such restoration. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of the Landlord unless promptly removed by Tenant.

          (b) Landlord and Tenant acknowledge that Tenant intends to construct certain improvements to the Premises ("Initial Alterations"). All Initial Alterations shall be constructed in accordance with this paragraph 8. Prior to commencement of the Initial Alterations, Tenant shall deliver the plans and specifications therefor to Landlord for written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall respond to Tenant's request for approval of Tenant's plans and specifications within fifteen (15) business days after receipt thereof. If Landlord does not approve Tenant's plans and specifications, Landlord shall notify Tenant of its objection thereto in writing. Landlord and Tenant shall thereafter work cooperatively and in good faith to reach agreement upon mutually acceptable plans and specifications. Landlord shall inform Tenant at the time Landlord approves the Initial Alterations whether the Initial Alterations or any portion thereof must be removed at the expiration of the term of the Lease. If Landlord designates any Initial Alterations for removal, Tenant shall remove such Initial Alterations prior to the expiration or earlier termination of the Lease, repair any damage to the Premises caused by such removal, and restore the Premises or portion thereof where such Initial Alterations were removed in accordance with all applicable laws, statutes, building codes and regulations in effect as of the date of such restoration. Tenant shall engage a licensed California contractor, subject to Landlord's reasonable approval, to construct the Initial Alterations.

          (c) Landlord shall provide Tenant an allowance ("Allowance") in an amount equal to One Hundred Two Thousand Nine Hundred Ten Dollars ($102,910) (based on Five Dollars ($5) per square foot in the Premises) to be applied toward the Initial Alterations in accordance with all of the terms and provisions of this paragraph 8. The Allowance shall only be used to reimburse Tenant for Initial Alterations to the Premises which shall, subject to Landlord's right to cause removal thereof in accordance with paragraph 8(b), become part of the Premises and remain in the Premises upon the expiration or earlier termination of the lease or to refurbish existing improvements that will remain in the Premises upon the expiration or earlier termination of the lease. Tenant shall not be permitted to use the Allowance for furniture, trade fixtures, equipment or other personal property which Tenant would be permitted to remove from the Premises upon the expiration or earlier termination of the Lease. Tenant may request disbursements from the Allowance in writing not more frequently than once a month. Landlord shall not be obligated to make any disbursements from the Allowance if there exists a condition, event or act which would constitute a default by Tenant under this Lease beyond any applicable cure period. Each request for disbursement shall be accompanied by: (i) a written request for disbursement itemizing each cost for which payment is requested, in form and content reasonably acceptable to Landlord; (ii) conditional lien releases, in form and content reasonably satisfactory to Landlord, from all persons and entities providing work or materials covered by such requests; (iii) unconditional lien releases from all persons or entities providing work or materials who were paid out of the prior disbursements; (iv) invoices, vouchers, statements, affidavits and/or other documents in a form reasonably acceptable to Landlord which substantiate and justify the disbursement requested; and (v) such other documentation reasonably requested by Landlord. Within thirty-five (35) days after Landlord's receipt of each fully completed disbursement request, Landlord shall pay the portion of the Allowance sought to be disbursed directly to the Tenant or the contractors and the subcontractors, laborers, or suppliers entitled thereto. Notwithstanding the foregoing, Landlord shall have no further obligation to disburse any amounts from the Allowance from and after June 30, 1998. In addition, Tenant shall not be entitled to any rent reduction or credit in the event that the Allowance or any portion thereof remains unused for any reason whatsoever.

          (d) If during the term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alterations, additions or changes to the Common Area or to the Project in which the Premises is located is required by law, regulation, ordinance or order of any public or quasi-public authority, and it is impractical in Landlord's judgment for the affected tenants to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16. Notwithstanding the foregoing, Landlord shall be responsible, at Landlord's sole cost and expense, for any alterations, additions or improvements which are necessary to cause the common area or the exterior of the Project to comply with the Americans with Disabilities Act of 1990 and all regulations promulgated thereunder to the extent such compliance was required as of the date of this Lease.

     9.   Repair and Maintenance.  By entry hereunder, Tenant accepts the
          ----------------------
Premises as being in good and sanitary order, condition and repair. Except as expressly provided below, Tenant shall at its sole cost keep and maintain the entire Premises and every part thereof including, without limitation, the windows, window frames, plate glass, glazing, elevators within the Premises, truck doors, doors and all door hardware, the interior walls and partitions, lighting and the electrical, mechanical, and plumbing systems. Tenant shall also repair and maintain the heating and air conditioning systems (unless Landlord has elected to keep and maintain the heating and air conditioning systems as provided below) which shall include, without limitation, a periodic maintenance agreement with a reputable and licensed heating and air conditioning service company. If Tenant's use of the heating and air conditioning system is limited to normal business hours (8:00 a.m. to 6:00 p.m.), such agreement shall provide for service at least as often as every sixty (60) days; if Tenant's use of the heating or air conditioning systems extends beyond such normal business hours this service shall be as often as may be reasonably required by Landlord and in any event such service shall meet all warranty enforcement requirements of such equipment and comply with all manufacturer recommended maintenance. Landlord may elect, at its option, to keep and maintain the heating and air conditioning systems of the Premises and in such event, Tenant shall pay to Landlord upon demand the full cost of such maintenance.

     Subject to the provisions of paragraph 17, Landlord shall keep and maintain the roof, structural elements, and exterior walls of the buildings constituting the Project and Common Area in good order and repair. Tenant waives all rights under and benefits of California Civil Code Sections 1932(1), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect. The cost of the repairs and maintenance which are the obligation of Landlord hereunder, including without limitation, maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16; provided, however, that if any repairs or maintenance is required because of an act or omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand the full cost of such repairs or maintenance.

     10.  Liens.  Tenant shall keep the Premises and the Project free from any
          -----
liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by a claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any lien be recorded against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all reasonable expenses (including attorneys' fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at least fifteen (15) days prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

     11.  Insurance.  Tenant, at its sole cost and expense, shall keep in force
          ---------
during the term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insureds with respect to the Premises or arising out of Tenant's maintenance, use or occupancy of the Premises and all areas appurtenant thereto, (ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, and (iii) Worker's Compensation Insurance as required by law, together with employer's liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers Compensation Insurance shall be endorsed to provide that said insurance shall not be canceled or reduced except upon at least thirty (30) days prior written notice to Landlord. Further, Tenant's commercial general liability and property damage insurance shall be primary and shall be endorsed to provide that Landlord and McCandless Management Corporation, and their respective partners, officers, directors and employees and such other persons or entities as directed from time to time by Landlord shall be named as additional insureds for all liability using ISO Bureau Form CG20111185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; shall contain a severability of interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or a successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be reasonably satisfactory to Landlord. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 18 of this lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 18. If Landlord or any of the additional insureds named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insureds named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant.

     Tenant shall, prior to the commencement of the term and at least thirty
(30) days prior to any renewal date of any insurance policy required to be maintained by Tenant pursuant to this paragraph, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgment, attaching thereto copies of all endorsements required to be provided by Tenant under this lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time reasonably require.

     Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. Landlord may, but shall not be obligated to, obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the Project, shall be common area charges and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16. If the cost of insurance is increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase.

     Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long as such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums.

     If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

     12.  Utilities and Service.  Tenant shall pay for all water, gas, light,
          ---------------------
heat, power, electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises. In the event that any service is not separately metered or billed to the Premises, the cost of such utility service or other service shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16. In addition, the cost of all utilities and services furnished by Landlord to the Common Area shall be a common area charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

     If Tenant's use of any such utility or service is materially in excess of the average furnished to the other tenants of the Project, and such utility or service is not separately metered, then Tenant shall pay to Landlord upon demand, as additional rent, the full cost of such excess use, or Landlord may cause such utility or service to be separately metered, in which case Tenant shall pay the full cost of such utility or service and reimburse Landlord upon demand for the costs of installing the separate meter.

     Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, the failure of any person or entity to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. In addition, Tenant shall not be relieved from the performance of any covenant or agreement in this lease because of any such failure, and no eviction of Tenant shall result from such failure.

     13.  Taxes and Other Charges.  All real estate taxes and assessments and
          -----------------------
other taxes, fees and charges of every kind or nature, foreseen or unforeseen, which are levied, assessed or imposed upon Landlord and/or against the Premises, building, Common Area or Project, or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-public authority, together with any increases therein for any reason, shall be a common area charge and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, and premium taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder, including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent (but not Landlord's state or federal income tax), (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to vehicles, parking or the number of persons employed in or about the Project, and
(vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. "Taxes, or other taxes, fees and charges" as used herein shall not include inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit taxes incurred by Landlord. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord thereby (including, but not limited to, costs of attorneys and experts) shall also be common area charges and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraph 16. Landlord shall consider paying any assessments in the maximum number of installments allowed by law. In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants in the building or Project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available and Landlord's determination thereof shall be conclusive.

     Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. If any of Tenant's personal property shall be assessed with the Project, Tenant shall pay to Landlord, as additional rent, the amount attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property.

     14.  Entry by Landlord.  Landlord reserves, and shall at all reasonable
          -----------------
times have, the right to enter the Premises (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put 'for sale' or 'for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premises and any portion of the Project, and (vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Notwithstanding the foregoing, Landlord's right to place "for lease" signs on the Premises as provided above shall be limited to the last one hundred eighty (180) days of the term of this Lease. Landlord shall use reasonable efforts not to interfere with Tenant's use and enjoyment of the Premises; provided, however, Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph and Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

     15.  Common Area; Parking.  Subject to the terms and conditions of this
          --------------------
lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project, and their respective employees and invitees and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities within the Project provided and designated by Landlord for the general use and convenience of the occupants of the Project which areas and facilities shall include, but not be limited to, sidewalks, parking, refuse, landscape and plaza areas, roofs and building exteriors, which areas and facilities are referred to herein as "Common Area." This right shall terminate upon the termination of this lease.

     Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known.

     Tenant shall have the nonexclusive use of eighty-two (82) parking spaces in the Common Area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

     Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be comparable to that of other similar properties located in Santa Clara County. The cost of such maintenance, operation and management of the Common Area, including but not limited to landscaping, repair of paving, parking lots and sidewalks, security and exterminator services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management, shall be a common area charge and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16.

     16.  Common Area Charges.  Tenant shall pay to Landlord, as additional
          -------------------
rent, an amount equal to twenty-three and forty-seven one hundredths percent (23.47%) of the total common area charges as defined below. Tenant's percentage share of common area charges shall be paid as follows:

     Tenant's estimated monthly payment of common area charges payable by Tenant during the calendar year in which the term commences is set forth in paragraph 4(b) of this lease. Prior to the commencement of each succeeding calendar year of the term (or as soon as practicable thereafter), Landlord shall deliver to Tenant a written estimate of Tenant's monthly payment of common area charges. Tenant shall pay, as additional rent, on the first day of each month during the term in accordance with paragraph 4(b) of this lease, its monthly share of common area charges as estimated by Landlord. Within one hundred twenty (120) days of the end of each calendar year and of the termination of this lease (or as soon as practicable thereafter), Landlord shall deliver to Tenant a statement of actual common area charges incurred for the preceding year. If such statement shows that Tenant has paid less than its actual percentage then Tenant shall on demand pay to Landlord the amount of such deficiency. If Tenant fails to pay such excess amount due within thirty (30) days after demand, Tenant shall pay an additional ten percent (10%) of the amount due as a penalty. If such statement shows that Tenant has paid more than its actual percentage share then Landlord shall, at its option, promptly refund such excess to Tenant or credit the amount thereof to the rent next becoming due from Tenant. Landlord reserves the right to revise any estimate of common area charges if actual or projected common area charges show an increase or decrease in excess of ten percent (10%) from any earlier estimate for the same period. In such event, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly.

Landlord's and Tenant's obligation with respect to adjustments at the end of the term or earlier expiration of this lease shall survive such termination or expiration.

     Within one hundred twenty (120) days after receipt of the itemized statement of actual common area charges for the prior calendar year, Tenant shall have the right to request in writing from Landlord further documentation substantiating any actual common area charge. If Tenant makes such written request, Landlord shall provide Tenant with copies of invoices or other evidence of the common area charge in question. Tenant's failure to request such further backup documentation within the one hundred twenty (120) day period referenced above shall be deemed a waiver by Tenant of the right to request any documentation. Tenant shall have no right, pending the receipt of any documentation, to withhold any payment of the common area charges or any other amount owed by Tenant under this Lease.

     "Common area charges," as used in this lease, shall include, but not be limited to, (i) all items identified in paragraphs 8, 9, 11, 12, 13 and 15 as being common area charges; (ii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed for the purpose of reducing operating costs and/or to comply with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities now or hereinafter in effect (Tenant's total share of any such capital improvement shall equal Tenant's proportionate share of the fraction of the cost of such capital improvement equal to the remaining term of the lease over the useful life of such capital improvement); (iii) salaries and employee benefits (including union benefits) of personnel engaged in the operation and maintenance of the Project (or the building in which the Premises are located) and payroll taxes applicable thereto; (iv) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project; (v) licenses, permits and inspection fees; (vi) a reasonable reserve for repairs and replacement of equipment used in the maintenance and operation of the Project; and (vii) all other operating costs incurred by Landlord in maintaining and operating the Project. Notwithstanding the foregoing, common area charges shall not include the following: (1) depreciation; (2) principal, interest, loan fees and penalties relating to any loans encumbering the Premises or the Project and expenditures relating to any Landlord ground lease payment and obligations, if any; (3) leasehold improvements made for other tenants of the Project; (4) refinancing costs; (5) any cost which would otherwise be considered a common area charge which is reimbursed to Landlord by an insurance company, condemnor, a tenant, or any other third party (and Landlord shall use reasonable efforts to be reimbursed by such parties to the extent possible); (6) cost of repairs determined by a court of competent jurisdiction to have been caused by Landlord's gross negligence or willful misconduct; (7) costs, including attorneys fees, incurred by Landlord in connection with its lease negotiations with either prospective and present tenants or enforcement of leases, and all brokerage commissions and advertising expenses; (8) expenses incurred by Landlord in connection with services or equipment supplied to another tenant for its specific or disproportionate use; (9) Landlord's everyday corporate and administrative overhead; (10) all costs incurred by Landlord in connection with any dispute relating to Landlord's title to and ownership of the Project; (11) all utility costs for which Tenant directly contracts with local utility companies; (12) all penalties and costs determined by a court of competent jurisdiction to be caused by Landlord's or any other tenant's gross negligence or willful misconduct; and (13) any expenses for repairs or maintenance which are covered by warranties and service contracts under which there is no charge to Landlord.

     The total common area charges charged to all tenants may not be greater than the actual total common area charges incurred, and no cost shall be included more than once in common area charges or any other charge made to the Tenant under this Lease. Landlord shall not impose any administrative fee on common area charges.

     17.  Damage by Fire, Casualty.  In the event the Premises are damaged by
          ------------------------
any casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and, subject to this paragraph 17, shall repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

     In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damage; provided, however, that if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten
(10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be canceled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

     If the Premises are damaged or destroyed but can be repaired or restored within two hundred ten (210) days of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction are sufficient to pay the cost of such repair or restoration, then the insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this lease shall continue, without interruption, in full force and effect. If Landlord estimates that the Premises cannot reasonably be repaired or restored within two hundred ten (210) days after the date of destruction to substantially the condition existing prior to such destruction, Landlord shall have the right to either terminate this Lease or to elect to restore the Premises. Landlord shall give written notice to Tenant of its election to terminate or restore within forty-five (45) days from the date of such damage. If Landlord elects to restore, the notice shall include Landlord's reasonable estimate of the period required to effect such repair. If the estimated time to repair is in excess of two hundred ten (210) days, then provided Tenant is not in monetary default hereunder and that such damage or destruction was not caused by Tenant or its agents, invitees or employees, Tenant shall have the right to terminate this Lease by written notice of such election delivered to Landlord within ten (10) days after the date of Landlord's notice. Failure of Tenant to give Landlord written notice of termination within said ten (10) days shall constitute Tenant's irrevocable election not to terminate this Lease, and Landlord shall thereafter commence the repair and restoration of the Premises as soon as reasonably possible. If the Premises are totally destroyed during the last twelve (12) months of the term, Landlord may at Landlord's option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the occurrence of such damage.

     If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated only in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration. The parties waive the provisions of California Civil Code sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 17 shall govern in the event of such destruction.

     18.  Indemnification.  Landlord shall not be liable to Tenant and Tenant
          ---------------
hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except the failure of Landlord to perform its obligations under this lease where such failure has persisted for an unreasonable period of time after notice of such failure, provided, however, that the foregoing waiver shall not extend to any claims Tenant may have against Landlord arising out of the willful misconduct or gross negligence of Landlord. Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to or death of any person or damage to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

     Except as to injury to persons or damage to property the principal cause of which is the failure by Landlord to observe any of the terms and conditions of this lease or Landlord's willful misconduct or gross negligence, Tenant shall hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including reasonable attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising (i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employees in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with Tenant's obligation to observe and comply with laws or other requirements as set forth in paragraph 7, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or (v) from any other act, neglect, fault or omission of Tenant or its agents or employees.

     The provisions of this paragraph 18 shall survive the expiration or earlier termination of this lease.

     19.  Assignment and Subletting.  Tenant shall not voluntarily assign,
          -------------------------
encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld or delayed subject to compliance with the requirements of this paragraph 19. Any assignment, encumbrance or sublease without Landlord's consent, shall constitute a default.

     If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than one hundred twenty (120) days after the date of such notice), the portions of the Premises proposed to be sublet or assigned, and the identity of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as reasonably requested by Landlord. Any proposed assignee or sublessee must agree to assume and agree to perform all the covenants and conditions of Tenant under this lease. In the case of any proposed assignment, or in the case of a proposed sublet of all of the Premises at a time when Tenant has not occupied the Premises, or if the proposed sublet is for the entire Premises for a sublet term ending within the last twelve (12) months of the term of this lease, Landlord shall have the right, exercisable by written notice to be delivered to Tenant within thirty (30) days of receipt of Tenant's notice, to terminate this lease effective as of the date specified in Tenant's notice as the proposed commencement date of the assignment or sublease. If Landlord elects to terminate this lease in accordance with the foregoing sentence, Tenant shall have the right, within ten (10) days after receipt of Landlord's notice of termination of the lease, to withdraw its request for consent to the proposed assignment or subletting of the Premises; provided, however, that Tenant may withdraw such request only twice during the term of this lease. If Landlord does not elect to terminate this lease and if Landlord consents in writing to the proposed assignment or sublet, Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord; (ii) no sublease shall be valid and no subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet;
(iv) fifty percent (50%) of any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of the cost of leasehold improvements constructed for such assignee or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be payable to Landlord as additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder; and (v) no sublet or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder without Landlord's express written consent. Tenant shall pay to Landlord promptly upon demand as additional rent, Landlord's actual attorneys' fees and other costs incurred for reviewing, processing or documenting any requested assignment or sublease, whether or not Landlord's consent is granted. Tenant shall not be entitled to assign this lease or sublease all or any part of the Premises (and any attempt to do so shall be voidable by Landlord) during any period in which Tenant is in default under this lease.

     If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this lease subject to all the conditions of this paragraph 19. If Tenant is a corporation any dissolution, merger, consolidation or other reorganization of Tenant or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of more than fifty percent (50%) of the value of Tenant's assets shall be an assignment of this lease subject to all the conditions of this paragraph 19.
The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This paragraph shall not apply if Tenant is a corporation the stock of which is traded through an exchange. Notwithstanding anything contained in this paragraph 19, Tenant may, without Landlord's prior written consent, sublet the Premises or assign this lease to (i) corporation controlled by Tenant, (ii) a successor corporation related to Tenant by merger, consolidation, or other reorganization, or (iii) a purchaser of all or substantially all of Tenant's assets so long as Tenant provides evidence satisfactory to Landlord, in Landlord's reasonable discretion, that Tenant is a surviving entity, the net worth of the assignee or subtenant is greater than or equal to the net worth of Tenant at the execution of this lease, the use and occupancy of the Premises shall remain the same, and Tenant remains fully liable under this lease.

     The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

     No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the fight to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

     Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent from any subletting of all or a pan of the Premises as permitted by this lease, and Landlord, as assignee and as attorneys-in-fact for Tenant, or a receiver of Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this lease; except that, until the occurrence of an act or default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 19.

     20.  Default.  The occurrence of any of the following shall constitute a
          -------
default by Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within five (5) days of when due; (ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen
(14) consecutive days shall be deemed an abandonment); or (iii) failure of Tenant to perform any other term, covenant or condition of this lease if the failure to perform is not cured within thirty (30) days after notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default if Tenant commences to cure such failure to perform within the thirty (30) day period and diligently and in good faith continues to cure the failure to perform). The notice referred to in clause (iii) above shall specify the failure to perform and the applicable lease provision and shall demand that Tenant perform the provisions of this lease within the applicable period of time. No notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises.

     In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or (ii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false. At any time during the term of this lease Landlord, at Landlord's option, shall have the right to receive from Tenant, upon Landlord's request, a current annual balance sheet for Landlord's review. Landlord shall use reasonable efforts to keep Tenant's balance sheet confidential.

     In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises (and thereby terminate this lease) or, from time to time and without termination of this lease, to relet the Premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

     Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises and such other rights and remedies as Landlord may have under California Civil Code Section 1951.4 or successor Code section or any other California statute. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the reasonable costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by Landlord from such reletting shall be applied (i) to the payment of any indebtedness due hereunder, other than basic rent and common area charges, from Tenant to Landlord; (ii) to the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting; and (iii) to the payment of basic rent or common area charges due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease, shall be paid to Tenant. Should the basic rent and common area charges received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord.

Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as an election on its part to terminate this lease unless a notice of such intention is given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

     Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a landlord provided by California Civil Code
Section 1951.2 or any successor code section. Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%). Tenant waives the provisions of Section 1179 of the California Code of Civil Procedure (which Section allows Tenant to petition a court of competent jurisdiction for relief against forfeiture of this lease). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

     21.  Landlord's Right to Cure Tenant's Default.  Landlord, at any time
          -----------------------------------------
after Tenant commits a default, may, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

     22.  Eminent Domain.  If all or any part of the Premises shall be taken by
          --------------
any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure (which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

     If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, or decide that the remaining portion of the Project or Premises cannot be restored, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

     In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent (50%) or more of the number of square feet in the Premises are taken or if Landlord notifies Tenant that it does not elect to restore the Premises following such partial taking, then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty (60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

     If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this lease as provided above, then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

     23.  Notice and Covenant to Surrender.  On the last day of the term or on
          --------------------------------
the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises and all of Tenant's improvements and alterations in their condition existing as of the commencement of the term or the installation thereof (other than improvements and alterations required to be removed hereunder), condemnation, damage by casualty, and normal wear and tear excepted with all interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, and the air conditioning and heating system serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain such system pursuant to paragraph 9); all to the reasonable satisfaction of Landlord. On or prior to the last day of the term or the effective date of any earlier termination, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8, from the Premises, repair any damage caused by such removal, and restore such areas to the condition that existed prior to the installation of such trade fixtures or alterations in accordance with all applicable laws, statutes, building codes, and regulations in effect as of the date of such restoration. Any personal property not removed shall be deemed abandoned. In addition, on or prior to the expiration or earlier termination of this lease, Tenant shall remove, at Tenant's sole cost and expense, all telephone, other communication, computer and any other cabling and wiring of any sort installed in the space above the suspended ceiling of the Premises or anywhere else in the Premises and shall promptly repair any damage to the suspended ceiling, lights, light fixtures, walls and any other part of the Premises resulting from such removal.

     If the Premises are not surrendered as required in this paragraph, Tenant shall indemnify Landlord against all loss, liability and expense (including but not limited to, reasonable attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph shall survive termination of this lease.


     24.  Tenant's Quitclaim.  At the expiration or earlier termination of this
          ------------------
lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten
(10) days after written demand, from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this lease from the real property of which the Premises are a part. This obligation shall survive said expiration or termination.

     25.  Holding Over.  Any holding over after the expiration or termination of
          ------------
this lease with the written consent of Landlord shall be construed to be a tenancy from month to month at the monthly rent, as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the term and any option to extend, shall apply to the month to month tenancy. The provisions of this paragraph are in addition to, and do not affect, Landlord's right of reentry or other rights hereunder or provided by law.

     If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention one hundred fifty percent (150%) of the amount of the daily rental in effect during the last month prior to the date of such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss, liability and expense (including, but not limited to, reasonable, attorneys fees) resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a tenant at sufferance, whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

     26.  Subordination.  In the event Landlord's title or leasehold interest is
          -------------
now or hereafter encumbered in order to secure a loan to Landlord, Tenant shall, at the request of Landlord or the lender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant to the extent Tenant fails to do so when requested by Landlord. Notwithstanding any such subordination, Tenant's possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease. In connection with any such request to execute a subordination agreement, Landlord shall use reasonable efforts to obtain a nondisturbance agreement from the lender. In addition, if in connection with any such loan the lender shall request reasonable modifications of this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     27.  Certificate of Estoppel.  Each party shall, within five (5) calendar
          -----------------------
days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project. Further, within five (5) calendar days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statements of Tenant.

     28.  Sale by Landlord.  In the event the original Landlord hereunder, or
          ----------------
any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations.

     29.  Attornment to Lender or Third Party.  In the event the interest of
          -----------------------------------
Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease.

     30.  Default by Landlord.  Landlord shall not be in default unless Landlord
          -------------------
fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     If Landlord is in default of this lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this lease. If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

     31.  Intentionally Omitted.
          ---------------------

     32.  Measurement of Premises.  Any reference to square footage of the
          -----------------------
Premises is approximate only. Landlord and Tenant waive any claim against the other regarding the accuracy of any such measurement and agree that there shall not be any adjustment in basic rent or common area charges or other amounts payable hereunder by reason of inaccuracies in such measurement.

     33.  Attorney Fees.  If either party commences an action against the other
          -------------
party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all reasonable expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. Subject to the foregoing, if either party becomes a party to any litigation concerning this lease, or concerning the Premises or the Project, by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

     34.  Surrender.  The voluntary or other surrender of this lease or the
          ---------
Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

     35.  Waiver.  No delay or omission in the exercise of any right or remedy
          ------
of Landlord or Tenant on any default by the other shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

     36.  Easements, Airspace Rights.  Landlord reserves the right to alter
          --------------------------
the boundaries of the Project and grant easements and dedicate for public use portions of the

Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

       This lease confers no rights either with regard to the subsurface of or airspace above the land on which the Project is located or with regard to airspace above the building of which the Premises are a part. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

       37.  Rules and Regulations.  Landlord shall have the right from time to
            ---------------------
time to promulgate rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservation of good order; providing, however, such rules and regulations and CC&R's shall not unreasonably interfere with Tenant's use of the Premises. On delivery of a copy of such rules and regulations and CC&R's to Tenant, Tenant shall comply with the rules and regulations and CC&R's, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and CC&R's and any of the provisions of this lease, the provisions of this lease shall prevail. Such rules and regulations and CC&R's may be amended by Landlord from time to time with or without advance notice.

       38.  Notices.  All notices, demands, requests, consents and other
            -------
communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid. Prior to the commencement date, all such communications from Landlord to Tenant shall be served or addressed to Tenant at 617 River Oaks Parkway, San Jose, California. On or after the commencement date, all such communications from Landlord to Tenant shall be addressed to Tenant at the Premises. All such communications by Tenant to Landlord shall be sent to Landlord at its offices at 3945 Freedom Circle, Suite 640, Santa Clara, California 95054. Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

       39.  Name.  Tenant shall not use the name of the Project for any purpose,
            ----
other than as the address of the business conducted by Tenant in the Premises, without the prior written consent of Landlord.

       40.  Governing Law, Severability.  This lease shall in all respects be
            ---------------------------
governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

       41.  Definitions.  As used in this lease, the following words and phrases
            -----------
shall have the following meanings:

            Authorized representative: any officer, agent, employee or
            -------------------------
independent contractor retained or employed by either party, acting within authority given him by that party.

            Encumbrance: any deed of trust, mortgage or other written security
            -----------
device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

            Lease Month: the period of time determined by reference to the day
            -----------
of the month in which the term commences and continuing to one day short of the same numbered day in the next succeeding month; e.g., the tenth day of one month to and including the ninth day in the next succeeding month.

            Lender: the beneficiary, mortgagee or other holder of an
            ------
encumbrance, as defined above.

            Lien: a charge imposed on the Premises by someone other than
            ----
Landlord, by which the Premises are made security-for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

            Maintenance: repairs, replacement, repainting and cleaning.
            -----------

            Monthly Rent: the sum of the monthly payments of basic rent and
            ------------
common area charges.

            Person: one or more human beings, or legal entities or other
            ------
artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations and any combination of human being and legal entities.

            Provision: any term, agreement, covenant, condition, clause,
            ---------
qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

            Rent: basic rent, common area charges, additional rent, and all
            ----
other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

       Words used in any gender include other genders. If there be more than one Tenant, the obligations of Tenant hereunder are joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

       42.  Time.  Time is of the essence of this lease and of each and all of
            ----
its provisions.

       43.  Interest on Past Due Obligations; Late Charge.  Any amount due from
            ---------------------------------------------
Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due (including the grace period) until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord of basic rent or common area charges or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 20 shall not affect the imposition of such interest and/or late charge. Any interest and late charge imposed pursuant to this paragraph shall be and constitute additional rent payable by Tenant to Landlord.

       44.  Entire Agreement.  This lease, including any exhibits and
            ----------------
attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

       45.  Corporate Authority.  If Tenant is a corporation, each individual
            -------------------
executing this lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord, within ten (10) days of the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming the officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's president or secretary as correct and in full force and effect.

       As of the date this Lease is executed, Landlord covenants that it has full authority to enter into this Lease, each person executing this Lease on behalf of Landlord is duly authorized to execute and deliver this Lease on behalf of Landlord, and no other person, firm or corporation need join in the execution of this Lease to make Landlord's execution complete or appropriate.

       46.  Recording.  Neither Landlord nor Tenant shall record this lease or a
            ---------
short form memorandum hereof without the consent of the other.

       47.  Real Estate Brokers.  Each party represents and warrants to the
            -------------------
other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this lease. Each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorneys' fees and related costs) arising out of or resulting from any claims for commissions or fees that may or have been asserted against the other party by any broker, finder or other person with whom Tenant or Landlord has or purportedly has dealt with in connection with the Premises and the negotiation and execution of this lease.

       48.  Exhibits and Attachments.  All exhibits and attachments to this
            ------------------------
lease are a part hereof.

       49.  Environmental Matters.
            ---------------------

            (a)   Hazardous Materials.  Tenant, its agents, invitees, employees,
                  -------------------
contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Project; provided, however, that the foregoing shall not prohibit Tenant from using common office, janitorial or kitchen products that contain de minimis quantities of materials technically classified as Hazardous Materials so long as all such products are used, stored and disposed in accordance with all applicable Hazardous Material laws. Notwithstanding the foregoing, if Tenant at any time during the term of this lease reasonably determines that it is required to use Hazardous Materials in order to accommodate operations undertaken by Tenant on the Premises as permitted by this Lease, then Tenant shall notify Landlord of such determination prior to any use thereof and shall provide in writing: (i) an explanation of the methods Tenant shall use to monitor the use of the materials, (ii) an estimate of the quantities which Tenant intends to use from time to time, and (iii) evidence reasonably satisfactory to Landlord that such materials are related to Tenant's use of the Premises. Landlord shall review the determination of Tenant based on the following criteria: the toxicity of the material, the efficacy of the monitoring plan, the estimate of the quantity, and Tenant's financial condition at the time of the determination. Landlord shall exercise due diligence to conduct its review as expeditiously as possible following Tenant's submission of the information described in (i) through (iii) above. Thereafter, Landlord may, in its reasonable discretion, by written notice to Tenant, set forth such conditions upon the use of the material by Tenant as may be reasonably appropriate (including, without limitation, more frequent monitoring and reporting than otherwise required by this paragraph 49 and including the construction and installation at Tenant's sole cost and expense of any alterations, improvements or fixtures to or in the Premises required by Hazardous Materials Laws (hereinafter defined) for the use, storage or disposal of such permitted Hazardous Materials that Landlord deems necessary to protect the Premises and the Project from the unauthorized or unintentional release or disposal of such permitted Hazardous Materials. Tenant shall remove any and all such alterations, improvements or fixtures from the Premises and restore any damage caused by such removal prior to the expiration of the term in accordance with paragraph 23 of the lease. Upon completion of Landlord review and the implementation of any conditions imposed by Landlord, Tenant and Landlord shall amend this lease to set forth the Hazardous Materials to be used by Tenant in the Premises ("Permitted Hazardous Materials"). Prior to Tenant using any Permitted Hazardous Materials, Tenant shall submit to Landlord each hazardous materials management plan or similar document required by the City of San Jose or any other regulatory agency (collectively, "HMMP"), together with any other information any department of the City of San Jose requires during Tenant's occupancy of the Premises relating to the use of such Permitted Hazardous Materials. Landlord may, but without obligation, review the foregoing information, and such review or failure to review shall not act as an estoppel or otherwise waive Landlord's rights under this lease or relieve Tenant of its obligations under the lease. If Landlord reasonably determines in good faith by inspection of the Premises or review of the HMMP that the methods in use or described by Tenant are not adequate to prevent or control the existence of environmental hazards, then Landlord shall appoint a consultant qualified to review Tenant's HMMP and operations, to inspect the Premises and review the HMMP, and Tenant shall, at its expense, change the method of use, handling, or storage of Permitted Hazardous Materials and modify the applicable HMMP if and as recommended in the consultant's report, or cease the use of that Permitted Hazardous Material. The cost and expense of such consultant shall be borne equally by the parties, unless such consultant determines that the methods, or any part thereto, in use by Tenant are inadequate in any material respect to prevent or control the existence of environmental hazards, in which event the cost and expense of such consultant shall be the sole responsibility of Tenant.

            (b)   Compliance with Environmental Laws.  Tenant shall at all
                  ----------------------------------
times and in all respects comply with all federal, state and local laws, ordinances, regulations, orders, permits, licenses and operation plans (collectively "Hazardous Materials Laws") and prudent industry practices relating to industrial hygiene, environmental protection or the use, introduction, handling, analysis, generation, manufacture, storage, presence, disposal, discharge, treatment, transportation, receipt or other acts or omissions relating to any Hazardous Materials, including without limitation Permitted Hazardous Materials, on, in, under, at, around, or near the Premises by Tenant (the foregoing activities are referred to collectively as "Usage"). In no event shall Tenant operate on the Premises, or any portion of the Project, any facility required to be permitted or licensed as a hazardous waste facility or for which interim status as such is required. Tenant shall not store any Hazardous Materials on the Premises for ninety (90) days or more other than de minimis quantities of materials technically classified as Hazardous Materials but commonly used, and actually used by Tenant, for common office, janitorial, or kitchen purposes.

            (c)   Hazardous Materials Handling.  Tenant shall, at its own
                  ----------------------------
expense, procure and maintain in effect any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, the use and storage of Permitted Hazardous Materials. Tenant shall cause any and all Permitted Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal or recycling of such materials and wastes. All reporting obligations imposed by Hazardous Materials Laws relating to the Usage of Hazardous Materials are strictly the responsibility of Tenant. Tenant is "in charge" of Tenant's "facility" as such terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"). Upon expiration or earlier termination of this lease, Tenant shall cause all Hazardous Materials which were caused by Tenant to be present in, on or about the Premises or the Project and any tanks or fixtures which were caused by Tenant to be present in, on or about the Premises or the Project and which contain or contained Hazardous Materials, to be removed from the Premises and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws.

            (d)   Landlord's Right to Participate.  Landlord shall have the
                  -------------------------------
right to join in and participate in, as a party if it so elects, any legal proceedings or other actions or hearings affecting the Premises or any part of the Project which are initiated in connection with any Hazardous Materials Laws which relate to the Usage of Hazardous Materials in, on or about the Premises or the Project by Tenant and Tenant shall pay all of Landlord's costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred in connection therewith. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises or the Project or any buildings which are part of the Project ("Buildings"), except in the case where loss of life or substantial property damage is imminent or immediate action is required by any governmental entity, in which event Tenant shall take immediate remedial action (but such action shall not prejudice Tenant's reimbursement rights, if any, set forth in this lease), nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with Landlord's interest in the Premises, Project or Buildings, without first notifying Landlord of Tenant's intention to do so and affording Landlord reasonable opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. Any and all remedial work undertaken by Tenant resulting from the Usage of Hazardous Materials in, on or about the Premises, Buildings or Project by Tenant shall be performed in accordance with applicable Hazardous Materials Laws and by a contractor, under the supervision of an environmental consultant, both of whom have been approved in advance in writing by Landlord, which approval shall not be unreasonably withheld or delayed. All costs and expenses of such remedial work required or permitted by the preceding sentence including without limitation Landlord's reasonable fees and costs (including, without limitation, reasonable attorneys' fees and costs) incurred in connection with the monitoring and review of such remedial work, shall be paid by Tenant.

            (e)   Environmental Audit; Right of Entry.  At any time that
                  -----------------------------------
Landlord reasonably believes Tenant has failed to perform its obligations hereunder with respect to Permitted Hazardous Materials, Landlord shall have the right to require Tenant to undertake and submit to Landlord a periodic environmental audit from an environmental company approved by Landlord, which audit shall review and evaluate Tenant's compliance or failure to comply with this paragraph 49 regarding Tenant's Usage of Permitted Hazardous Materials. Tenant shall bear the cost of two (2) such audits per calendar year and, in addition, any audit which discloses a failure by Tenant to comply with the provisions of this paragraph 49 regarding Tenant's Usage of Permitted Hazardous Materials. If Tenant disputes the findings of any environmental audit performed by Landlord and shows to Landlord's reasonable satisfaction that the requirements of such audit which relate to Tenant's Usage of Permitted Hazardous Materials are incorrect, then Landlord shall bear the cost of such audit. Tenant shall promptly comply with all requirements of such audit which relate to Tenant's Usage of Permitted Hazardous Materials, and at Tenant's sole cost, Tenant shall cure all matters raised therein as necessary to comply with this paragraph 49. Tenant shall cooperate with Landlord in furnishing Landlord with complete information regarding Tenant's Usage of Permitted Hazardous Materials. Subject to reasonable prior notice to Tenant and Landlord's use of reasonable efforts to minimize interference with Tenant's operations, Landlord and its representatives shall have the right to enter the Premises and conduct testing, monitoring and analysis for Hazardous Materials, review any documents, materials, inventory, notices or correspondence relating to Hazardous Materials and review all storage, use, transportation, and disposal facilities and procedures associated with Hazardous Materials.

            (f)   Definition.  As used herein "Hazardous Materials" shall mean
                  ----------
any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance," "hazardous waste," "hazardous materials," "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. "9601, et. seq.) as amended by the Superfund Amendments
                                --  ----
and Reauthorization Act of 1986 (42 U.S.C. "9601, et. seq.), or any other
                                                   -- ----
hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof. Hazardous Materials shall also include any Permitted Hazardous Materials.

          (g)  Notices.  Tenant shall immediately notify Landlord in writing of:
               -------
(i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws,
(ii) any claim made or threatened by any person against Tenant, the Premises, Project or Buildings relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or Buildings, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five
(5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or Buildings or Tenant's use thereof.
Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

          (h)  Indemnification of Landlord.  Tenant shall indemnify, defend (by
               ---------------------------
counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or Buildings or discharge in or from the Premises, Project or Buildings of any Hazardous Materials caused by Tenant or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or Buildings, or (ii) Tenant's failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or Buildings, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant shall reimburse Landlord for
(i) losses in or reductions to rental income resulting from Tenant's use, storage or disposal of Hazardous Materials, (ii) all costs of refitting or other alterations to the Premises, Project or Buildings required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or Buildings and (iii) any diminution in the fair market value of the Premises, Project or Buildings caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 49, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

          (i)  Survival.  The provisions of this paragraph 49 shall survive the
               --------
expiration or earlier termination of the term of this lease.

     50.  Signage.  Tenant shall not, without obtaining the prior written
          -------
consent of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the Common Area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 50, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any CC&R's or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this lease. The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord.
Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the cost of such removal shall be additional rent and shall be paid by Tenant within ten (10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph 50. The provisions of this paragraph 50 shall survive the expiration or earlier termination of this lease.

     Subject to the compliance with the terms and conditions of this paragraph 50, Tenant is granted use of the monument sign for the Project. Tenant's sign shall be supplied and installed at its own cost and expense.

       51.  Submission of Lease.  The submission of this lease to Tenant for
            -------------------
examination or signature by Tenant is not an offer to lease the Premises to Tenant, nor an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until this lease has been duly executed and delivered by both Landlord and Tenant.

       52.  Additional Rent.  All costs, charges, fees, penalties, interest and
            ---------------
other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this lease and any amendments to this lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this lease and any amendments hereto.

       53.  Option to Extend.  Landlord grants to Tenant an option to extend the
            ----------------
term for a period of five (5) years (such extension is hereafter referred to as the "Extended Term"). The Extended Term shall follow the expiration of the initial term set forth in paragraph 2(a) ("Initial Term"). All the provisions of this lease shall apply during the Extended Term except for the amount of the basic rent. The basic rent for the Extended Term shall be adjusted to ninety-five percent (95%) of the market rate; provided that in no event shall the basic rent for the Extended Term be less than the basic rent in effect at the expiration of the Initial Term. The option is further subject to the following terms and conditions:

            (a) Tenant must deliver its irrevocable written notice of Tenant's exercise of the option to Landlord not less than six (6) lease months, nor more than twelve (12) lease months, prior to the expiration of the Initial Term.
Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise and, therefore, if Tenant fails to give Landlord its irrevocable written notice of its exercise of the option within the applicable time period provided above, then the option shall expire and be of no further force or effect.

            (b) The parties shall have thirty (30) days from the date Landlord receives Tenant's notice of exercise in which to agree on the amount constituting the market rate. If Landlord and Tenant agree on the amount of the market rate, they shall immediately execute an amendment to this lease setting forth the expiration date of the Extended Term and the amount of the basic rent to be paid by Tenant during the Extended Term. If Landlord and Tenant are unable to agree on the amount of the market rate within such time period, then, at the request of either party, the market rate shall be determined in the following manner: (i) within thirty (30) days of the request of either party, Landlord and Tenant shall each select a licensed real estate appraiser with not less than five (5) years experience in the business of appraising commercial properties of the same type and use and in the same geographic area as the Premises, (ii) within fifteen (15) days of their appointment, such two real estate appraisers shall select a third appraiser who is similarly qualified,
(iii) within thirty (30) days from the appointment of the third appraiser, the three appraisers so selected shall, acting as a board of arbitrators, then determine the amount of the market rate, basing their determination on standard procedures and tests normally employed in determining market rates and applying the factors included within the definition of market rate set forth in subparagraph (c) below. The decision of the majority of said appraisers shall be final and binding upon the parties hereto. If a majority of the appraisers are unable to agree on the market rate within the stipulated period of time, the three opinions of the market rate shall be added together and their total divided by three (3); the resulting quotient shall be the market rate. If, however, the low opinion and/or the high opinion are/is more than fifteen percent (15%) lower and/or higher than the middle opinion, the low opinion and/or the high opinion, as the case may be, shall be disregarded. If only one opinion is disregarded, the remaining two opinions shall be added together and their total divided by two (2) and the resulting quotient shall be the market rate. If both the low opinion and the high opinion are disregarded as stated in this paragraph, the middle opinion shall be the market rate. If a party does not appoint a qualified appraiser within the required time period, the appraiser appointed by the other party shall be the sole appraiser and shall determine the market rate. If the two appraisers appointed by the parties are unable to agree on the third appraiser, either of the parties to this lease, by giving ten (10) days notice to the other party, can apply to the then president of the county real estate board of the county in which the Premises are located, or to the presiding judge of the superior court of that county, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each party shall pay the expense and charges of the appraiser appointed by it and the parties shall pay the expenses and charges of the third appraiser in equal shares. When the market rate has been so determined, Landlord and Tenant shall immediately execute an amendment to this lease stating the basic rent for the Extended Term.

          (c) As used herein, the "market rate" shall be the monthly rent (triple net) then obtained for five (5) year fixed rate leases of comparable terms for premises in the Project and in buildings and/or projects within the same geographical area of similar types and identity, quality and location as the Project.

          (d) Common area charges shall continue to be determined and payable as provided in paragraph 16 of this lease.

          (e) Neither party shall have the right to have any court or other third party determine the market rate or the basic rent. Tenant shall not assign or otherwise transfer this option or any interest therein and any attempt to do so shall render this option null and void. Tenant shall have no right to extend the term beyond the Extended Term. If Tenant is in default under this lease at the date of delivery of Tenant's notice of exercise to Landlord, then such notice shall be of no effect and this lease shall expire at the end of the Initial Term. If Tenant is in default under this lease on the last day of the Initial Term, then Landlord may in its sole discretion elect to have Tenant's exercise of the option be of no effect, in which case this lease shall expire at the end of the Initial Term.

       54.  Guaranty.  The obligations of Tenant under this lease shall be
            --------
guaranteed by Advanced Technology Materials, Inc., a Delaware corporation, pursuant to a Guaranty of Lease of even date herewith executed by Advanced Technology Materials, Inc. ("Guarantor") The Guaranty may terminate at any time with respect to all obligations of Tenant under this lease (except for those obligations expressly reserved as provided in paragraph 56 hereof) as of the date Tenant has satisfied all of the following conditions, which conditions must be satisfied, if at all, not later than December 31, 1997:

            (a) Tenant has provided financial statements to Landlord showing, to Landlord's reasonable satisfaction, that (i) Tenant has generated Fifteen Million Dollars ($15,000,000) in annual revenues in one or more fiscal years,
(ii) Tenant has generated One Million Dollars ($1,000,000) in operating income (on a trailing four-quarters basis), and (iii) Tenant has a current ratio of assets compared to liabilities in excess of 1.5:1;

            (b) Tenant has delivered to Landlord either (i) an unconditional, irrevocable standby letter of credit in form reasonably acceptable to Landlord, providing for payment at a location in the San Francisco Bay Area against presentation of Landlord's drafts at site ("Letter of Credit"), or (ii) a certificate of deposit ("Certificate of Deposit") for a term of not less than one year, evidencing an account established by Tenant in a federally insured financial institution in Tenant's name for the benefit of Landlord, which account is restricted to withdrawal by Landlord only ("CD Account"), which Letter of Credit or Certificate of Deposit shall be in the applicable amount set forth below, depending on the date Tenant satisfies the conditions set forth in this paragraph 56(a) and (b):

               Time Period                      Amount
               -----------                     --------
         Commencement Date - March 23, 1998    $200,000
         March 24, 1998 - March 23, 1999       $175,000
         March 24, 1999 - March 23, 2000       $125,000

In lieu of providing either the Letter of Credit or Certificate of Deposit, Tenant may elect to have Guarantor continue the Guaranty by executing and delivering to Landlord an amendment to the Guaranty that deletes paragraph 30 thereof and reaffirms the obligations of the Guarantor thereunder; and

            (c) Tenant has cured any and all monetary defaults and non-monetary defaults existing under this lease. Within five (5) business days after the date that Tenant provides Landlord with evidence of Tenant's satisfaction of the conditions set forth in subparagraph (a) above, Landlord shall give Tenant written notice of any monetary or non-monetary defaults then existing under this lease. As a condition to termination of the Guaranty, Tenant shall cure all such defaults within the applicable time periods specified in paragraph 20 of this lease. Notwithstanding the foregoing, if all conditions to termination of the Guaranty, including the cure of any existing defaults, have been satisfied, except for the cure of non-monetary defaults which cannot reasonably be cured within thirty (30) days after the date Landlord gives Tenant written notice of such defaults but Tenant has commenced to cure such non-monetary defaults and is diligently pursuing such cure to completion, then the Guaranty shall terminate as of such thirtieth (30th) day as to all obligations of the Tenant under this lease except for the obligation relating to the uncured non-monetary defaults and the obligations set forth in the next paragraph.

          If all of the conditions set forth in subparagraphs (a) through (c) hereof are satisfied, then, except as provided in the next sentence, the Guaranty shall terminate and Landlord shall execute and deliver to Guarantor an acknowledgment of the termination of the Guaranty. Notwithstanding the foregoing, the Guaranty shall not terminate and shall remain in full force and effect with respect to the indemnity obligations of the Tenant under paragraph 49(h) of this lease for events, acts, or omissions covered by such indemnity that Landlord shows occurred during the period prior to the termination of the Guaranty, and with respect to any uncured non-monetary defaults of Tenant as specified in subparagraph (c) hereof.

          If Tenant delivers the Letter of Credit, the Letter of Credit shall be maintained in effect in the amount required hereunder, whether through replacement, renewal or extension, through March 23, 2000. If Tenant obtains a Letter of Credit with an expiration date earlier than set forth in the previous sentence, Tenant shall deliver a new Letter of Credit in the amount required hereunder or a certificate of renewal or extension to Landlord at least thirty
(30) days prior to the expiration of the Letter of Credit. Failure to timely deliver such new Letter of Credit or certificate of renewal or extension to Landlord shall entitle Landlord to draw upon the Letter of Credit in full and to retain the proceeds thereof as a security deposit in accordance with paragraph 4(d) of this lease. If Tenant delivers the Certificate of Deposit, Tenant shall maintain the Certificate of Deposit in effect in the amount required hereunder, whether through replacement, renewal or extension through March 23, 2000.
Tenant shall deliver a new Certificate of Deposit in the amount required hereunder or a certificate of renewal or extension of the Certificate of Deposit to Landlord at least thirty (30) days prior to expiration of the Certificate of Deposit. Failure to timely deliver such new Certificate of Deposit or certificate of renewal or extension to Landlord shall entitle Landlord to withdraw the funds in the CD Account in full and to retain the proceeds thereof as a security deposit in accordance with paragraph 4(d) of this lease.

          The Letter of Credit or Certificate of Deposit shall be held by Landlord as a security deposit in accordance with the terms and conditions of paragraph 4(d) of this lease. If Tenant defaults with respect to any provisions of this lease, Landlord may in accordance with paragraph 4(d) of this lease, but shall not be required to, draw upon all or any part of the Letter of Credit or withdraw all or a portion of the funds in the CD Account for payment of any reasonable amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other actual loss or damage which Landlord may suffer by reason of default. In the event of termination of Landlord's interest in this lease, Landlord may transfer the Letter of Credit or Certificate of Deposit to Landlord's successor-in-interest, Tenant shall execute such documents as may be necessary to permit Landlord to transfer the Letter of Credit or Certificate of Deposit to Landlord's successor-in-interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of the Letter of Credit or Certificate of Deposit or any accounting of the proceeds therefor.

         In the event Tenant meets the conditions set forth in subparagraphs (a) through (c) above but Guarantor elects to continue the Guaranty as specified in subparagraph (b), the obligations of Guarantor under the Guaranty shall terminate as of March 23, 2000 so long as no monetary default by Tenant then exists and Tenant has cured any non-monetary default of which Landlord has given Tenant written notice pursuant to paragraph 20 of this Lease; provided, however, the Guaranty shall continue with respect to the indemnity obligations of Tenant under paragraph 49(h) of this Lease for events, act, or omissions covered by such indemnity that Landlord shows occurred prior to termination of the Guaranty.

         Notwithstanding the foregoing, if no monetary default by Tenant then exists and Tenant has cured any non-monetary default of which Landlord has given Tenant written notice pursuant to paragraph 20, tenant shall be entitled to reduce the amount of the Letter of Credit or the balance of the CD Account to One Hundred Seventy-five Thousand Dollars ($175,000) on March 23, 1998 and to One Hundred Twenty-five Thousand Dollars ($125,000) on March 23, 1999.

         If Tenant reduces the balance of the Letter of Credit or the CD Account in accordance with the foregoing, Tenant shall provide Landlord with a replacement Letter of Credit or a new Certificate of Deposit evidencing the Letter of Credit or the Certificate of Deposit in the amount equal to the amounts listed above. If no monetary default by Tenant then exists and Tenant has cured any non-monetary default of which Landlord has given Tenant written notice pursuant to paragraph 20, the Letter of Credit or the funds in the CD Account shall be returned to Tenant after March 23, 2000.

         55.  Quiet Enjoyment.  Landlord covenants that Tenant's use and
              ---------------
enjoyment of the Premises shall not be disturbed during the term of this lease subject to Tenant's payment of the rent in compliance with the terms of this lease and subject to the rights of Landlord's lender or any mortgagee of the Project.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease on the date first above written.

                              LANDLORD


                              MONTAGUE OAKS ASSOCIATES
                              PHASE I & II, a California general partnership


                              By: McCANDLESS GROUP (MONTAGUE), a California general partnership, a general partner


                                   By: /s/ Birk S. McCandless
                                      --------------------------------------
                                       BIRK S. McCANDLESS, as Trustee of the
                                       Birk S. McCandless and Mary McCandless
                                       Intervivos Trust dated February 17, 1982,
                                       a general partner

                              By: 745 PROPERTY INVESTMENTS, a Massachusetts voluntary trust, a general partner


                                       By: /s/ Robert Heckler
                                          ------------------------------------
                                       Its: Vice President
                                            ----------------------------------


                              TENANT:


                              ATMI ECOSYS CORPORATION, a California corporation


                              By:  /s/  Daniel P. Sharkey
                                   ----------------------------
                              Its:     Chief Financial Officer
                                   ----------------------------